SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [x]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
        240.14a-12

                                    ARK FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
        (2)    Form, Schedule or Registration Statement No.:
        (3)    Filing Party:
        (4)    Date Filed:

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                                    ARK FUNDS
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101

                                                               December 23, 2002

Dear Shareholders:

        The enclosed proxy materials relate to a Special Meeting of Shareholders of ARK Funds (the "Fund") to be held on January 31, 2003. As discussed in more detail in the Proxy Statement, on September 26, 2002, M&T Bank Corporation entered into an agreement with Allied Irish Banks, p.l.c. to acquire Allfirst Financial Inc., the parent corporation of Allfirst Bank and indirect parent corporation of Allied Investment Advisors, Inc. ("AIA"), the Fund's investment adviser (the "Proposed Acquisition"). The Proposed Acquisition would result in changes to AIA's ownership structure.

        In connection therewith, you are being asked to vote on one or more of the following proposals: (i) approval of a new investment advisory agreement between AIA and the Fund (the "New Advisory Agreement") with respect to each series of the Fund (each a "Portfolio"); (ii) approval of a new investment sub-advisory agreement among AIA, AIB Investment Managers Limited and the Fund to provide certain sub-advisory services to the Fund's International Equity Portfolio; and (iii) approval of a new investment sub-advisory agreement among AIA, Govett Investment Management Limited and the Fund to provide certain sub-advisory services to the Fund's Emerging Markets Equity Portfolio (collectively, the two new investment sub-advisory agreements are referred to as the "New Sub-Advisory Agreements").

        The terms of the New Advisory Agreement and the New Sub-Advisory Agreements are unchanged in all material respects. The agreements do not call for any increase in either the fees any Portfolio of the Fund is obligated to pay or the expenses it is obligated to bear. The Board of Trustees of the Fund unanimously recommends that you vote "FOR" all proposals that apply to your Portfolio(s).

        Your vote is important. Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed Form of Proxy in the enclosed postage-paid envelope. Alternatively, you may vote via Touch-Tone phone or through the Internet. Please refer to the Form of Proxy for the toll-free telephone number or Internet address.

        Thank you for your attention to this matter and for your continued investment in the Fund.

                                   Sincerely,

                                   /s/ William H. Cowie, Jr.

                                   William H. Cowie, Jr.
                                   Chairman of the Board

                                    ARK FUNDS
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101
                            _________________________

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            _________________________


Dear Shareholders:

        Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of ARK Funds (the "Fund") will be held at 10:00 a.m. Eastern Time on January 31, 2003, at Allfirst Trust Company, N.A., 25 South Charles Street, 16th Floor, Baltimore, Maryland 21201. As discussed in more detail in the enclosed Proxy Statement, on September 26, 2002, M&T Bank Corporation entered into an agreement with Allied Irish Banks, p.l.c. to acquire Allfirst Financial Inc., the parent corporation of Allfirst Bank and indirect parent corporation of Allied Investment Advisors, Inc. ("AIA"), the Fund's investment adviser (the "Proposed Acquisition"). The Proposed Acquisition would result in changes to AIA's ownership structure. In connection therewith, shareholders are being asked to consider and act upon the following proposals at the Special
Meeting:

        (i) To approve a new investment advisory agreement between AIA and the Fund (the "New Advisory Agreement"). The New Advisory
               Agreement provides that AIA will provide investment advisory services to each series of the Fund (each a "Portfolio") on the same terms and for the same compensation under which it currently operates;

        (ii) To approve a new investment sub-advisory agreement among AIA, AIB Investment Managers Limited ("AIBIM") and the Fund (the "New AIBIM Sub-Advisory Agreement"). The New AIBIM Sub-Advisory Agreement provides that AIBIM will provide sub-advisory services to the Fund's International Equity Portfolio on the same terms and for the same compensation under which it currently operates;

        (iii) To approve a new investment sub-advisory agreement among AIA, Govett Investment Management Limited ("Govett") and the Fund (the "New Govett Sub-Advisory Agreement"). The New Govett Sub-Advisory Agreement provides that Govett will provide sub-advisory services to the Fund's Emerging Markets Equity Portfolio on the same terms and for the same compensation under which it currently operates; and

        (iv) To transact any other business that may properly come before the Board of Trustees, or any adjournment thereof, in the discretion of the proxies or their substitutes.

        Only holders of shares of beneficial interest of the Fund of record at the close of business on December 13, 2002, are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

                                            By Order of the Board of Trustees,


                                            /s/ Thomas R. Rus

                                            Thomas R. Rus
                                            Secretary


December 23, 2002


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                   PLEASE RETURN YOUR FORM OF PROXY PROMPTLY.

        ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, SHAREHOLDERS MAY VOTE THEIR SHARES VIA TOUCH-TONE PHONE OR THROUGH THE INTERNET, FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY.

        TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING YOUR PROXY OR VOTING YOUR PROXY VIA TELEPHONE OR THROUGH THE INTERNET, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                            QUESTIONS & ANSWERS ABOUT
                               THE SPECIAL MEETING

Q:    WHY IS ARK FUNDS (THE "FUND") SENDING ME THIS PROXY STATEMENT?

A: As you may know, M&T Bank Corporation ("M&T") has entered into an agreement with Allied Irish Banks, p.l.c. to acquire Allfirst Financial Inc., the direct parent corporation of Allfirst Bank and indirect parent corporation of Allied Investment Advisors, Inc. ("AIA"), which is the Fund's investment adviser (the "Proposed Acquisition"). As a result of the Proposed Acquisition, a change of control of the Fund's investment adviser will occur that will automatically terminate the agreement between the Fund and its investment adviser and sub-advisers. A new investment advisory agreement and new investment sub-advisory agreements are being proposed to enable the adviser and sub-advisers to continue to provide services to the Fund.

Q:    WHAT AM I BEING ASKED TO VOTE ON?

A:    The proposals you are being asked to vote on are:

      o approval of a new investment advisory agreement between AIA and the Fund with respect to each series of the Fund (each a "Portfolio");

      o approval of a new investment sub-advisory agreement among AIA, AIB Investment Managers Limited and the Fund to provide certain sub-advisory services to the Fund's International Equity Portfolio; and

      o approval of a new investment sub-advisory agreement among AIA, Govett Investment Management Limited and the Fund to provide certain sub-advisory services to the Fund's Emerging Markets Equity Portfolio.

      The agreements contain terms substantially identical to those in the current agreements.

Q:    WHY AM I BEING ASKED TO VOTE ON NEW ADVISORY AND SUB-ADVISORY AGREEMENTS?

A: The Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as the Fund, requires a shareholder vote to approve a new advisory or sub-advisory agreement following certain types of business transactions such as the Proposed Acquisition. The new advisory and sub-advisory agreements are substantially identical to the current advisory and sub-advisory agreements, except for the dates of execution and termination. The Board of Trustees has already approved the new advisory and sub-advisory agreements and now needs your approval of this matter.

Q:    HOW WILL THE PROPOSED ACQUISITION AFFECT ME?

A: The Proposed Acquisition will have no immediate impact on the operations of the Fund. The Fund and the investment objective of each Portfolio will not change as a result of the transaction. You will still own the same shares in the Fund after the Proposed Acquisition. M&T has told the Board of Trustees that it does not intend to make any changes in the level or quality of the advisory services provided to the Fund and that no fees will be changed as a result of the transaction.

Q:    HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A: The Board of Trustees unanimously recommends that you vote "FOR" the proposals on the enclosed Form of Proxy.

Q:    WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record of the Fund at the close of business on December 13, 2002, are entitled to notice of, and to vote at, the Special Meeting or at any adjournments of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q:    HOW DO I VOTE MY SHARES?

A:    You may vote your shares in any of four ways:

      o    in person, by attending the Special Meeting;

      o    by mail, with the enclosed Form of Proxy;

      o via Touch-Tone phone, at the toll-free telephone number provided on the enclosed Form of Proxy; or

      o through the Internet, at the Internet address provided on the enclosed Form of Proxy.

Q:    WHY ARE MULTIPLE FORMS OF PROXY ENCLOSED?

A: If you are a shareholder of more than one Portfolio, you have been sent a Form of Proxy for each Portfolio you own because each requires a separate vote. Please sign, date and return each Form of Proxy in the enclosed postage-paid envelope. Alternatively, you may vote each Form of Proxy via Touch-Tone phone or through the Internet.

Q:    IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A: You may revoke your proxy at any time before it is voted by (i) sending to the Secretary of the Fund a written revocation, or (ii) forwarding a later-dated proxy that is received by the Fund at or prior to the Special Meeting, or (iii) attending the Special Meeting and voting in person. Proxies voted by phone or through the Internet may be revoked in the same manner that proxies voted by mail may be revoked. Even if you plan to attend the Special Meeting, we ask that you return the enclosed Form of Proxy or vote by phone or through the Internet. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                    ARK FUNDS
                               TWO PORTLAND SQUARE
                               PORTLAND, ME 04101
                           ___________________________

                                 PROXY STATEMENT

        This Proxy Statement is furnished by the Board of Trustees of ARK Funds (the "Fund") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at 10:00 a.m. Eastern Time on January 31, 2003, at Allfirst Trust Company, N.A. ("Allfirst Trust"), 25 South Charles Street, 16th Floor, Baltimore, Maryland 21201. The purpose of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

        The close of business on December 13, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. The shares of beneficial interest outstanding and entitled to vote as of the record date are set forth in Appendix A. Each share will be entitled to one vote for each proposal at the Special Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy will first be mailed to shareholders on or about December 27, 2002.

        If the accompanying Form of Proxy is properly executed and returned, shares represented by it will be voted at the Special Meeting, or any adjournments thereof, in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent proxy or by attendance at the Special Meeting. Proxies voted by phone or through the Internet may be revoked in the same manner that proxies voted by mail may be revoked. If a quorum is not present at the Special Meeting, or if sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. In the event that the Special Meeting is adjourned, the same procedures will apply at a later meeting date.

        Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will have the same effect as votes cast against any proposal. Abstentions and broker non-votes will have no effect on the outcome of a vote for adjournment.

        Information about persons who, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of a Portfolio as of November 30, 2002 is set forth in Appendix B. To the knowledge of management, as of November 30, 2002, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

        All expenses associated with the preparation and mailing of this Proxy Statement and the solicitation of proxies will be borne by Allied Irish Banks, p.l.c. ("AIB") and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of proxies will be largely by mail. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies.

        The following table outlines the Portfolios to which each proposal relates:

        Proposal                               Portfolios

        Proposal 1:
        Approval of a new investment           All Portfolios.
        advisory agreement.

        Proposal 2:
        Approval of a new investment           International Equity Portfolio.
        sub-advisory agreement.

        Proposal 3:
        Approval of a new investment           Emerging Markets Equity
        sub-advisory agreement.                Portfolio.

        PROPOSAL 1.          PROPOSAL 1 APPLIES TO ALL PORTFOLIOS.
        -----------
                             APPROVAL  OF A NEW  INVESTMENT  ADVISORY  AGREEMENT
                             BETWEEN  AIA  AND  THE  FUND.  THE  NEW  INVESTMENT
                             ADVISORY  AGREEMENT  PROVIDES THAT AIA WILL PROVIDE
                             INVESTMENT  ADVISORY  SERVICES  TO THE  FUND ON THE
                             SAME  TERMS  AND FOR THE  SAME  COMPENSATION  UNDER
                             WHICH IT CURRENTLY OPERATES.

BACKGROUND

        AIA serves as investment adviser to the Fund on behalf of each series of the Fund (each a "Portfolio") pursuant to an investment advisory agreement dated February 12, 1998, as amended ("Current Advisory Agreement"). The Current
Advisory Agreement was last approved by shareholders with respect to the International Equity Portfolio on August 8, 2000 for the purpose of increasing the advisory fee paid to AIA with respect to that Portfolio. The Current Advisory Agreement was last approved by shareholders with respect to the Income, Maryland Tax-Free, Pennsylvania Tax-Free, Balanced, Blue Chip Equity, Mid-Cap Equity, Capital Growth and Small-Cap Equity Portfolios on February 4, 1998 for the purpose of increasing the advisory fee paid to AIA with respect to those Portfolios. With respect to the remaining Portfolios, the Current Advisory Agreement was approved by their initial shareholders prior to the commencement of operations of those Portfolios. As explained in more detail below, shareholders of all Portfolios of the Fund are being asked to approve a new investment advisory agreement between AIA and the Fund (the "New Advisory Agreement").

        The Current Advisory Agreement, as required by the Investment Company Act of 1940 (the "1940 Act"), contains a provision requiring that the agreement terminate in the event of an "assignment." Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. As described below, AIA will undergo a change of control upon consummation of a proposed acquisition. Such a change of control may be deemed to result in the assignment of, and therefore the termination of, the Current Advisory Agreement. To avoid any uncertainty about the status of the Current Advisory Agreement, the Board of Trustees believes that it is prudent and in the best interest of each Portfolio to obtain shareholder approval of the New Advisory Agreement. As discussed below, neither the level or quality of the advisory services provided to each Portfolio nor the compensation paid for those services will change under the New Advisory Agreement. THE NEW ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT ADVISORY AGREEMENT.

SUMMARY OF THE PROPOSED ACQUISITION

        On September 26, 2002, M&T Bank Corporation ("M&T"), located at One M&T Plaza, Buffalo, New York 14203, entered into an agreement with AIB, located at Bankcenter, Ballsbridge, Dublin 4 Ireland, to acquire AIB's wholly-owned subsidiary, Allfirst Financial Inc. ("Allfirst"), located at 25 South Charles Street, Baltimore, Maryland 21201 (the "Proposed Acquisition"). Upon consummation of the Proposed Acquisition, M&T will acquire control of Allfirst and its subsidiaries. Allfirst's wholly-owned subsidiary, Allfirst Bank, located at 25 South Charles Street, Baltimore, Maryland 21201, would be merged into M&T's wholly-owned subsidiary, Manufacturers and Traders Trust Company ("M&T Bank"), located at One M&T Plaza, Buffalo, New York 14203. AIA, a wholly-owned subsidiary of Allfirst Bank, would become an indirect wholly-owned subsidiary of M&T.

        The Proposed Acquisition, if consummated, may be deemed to constitute an "assignment," as defined in the 1940 Act, of the Fund's Current Advisory Agreement with AIA. As required by the 1940 Act, the Current Advisory Agreement provides for automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreement will terminate upon the consummation of the Proposed Acquisition. The New Advisory Agreement is being proposed to enable AIA to continue to manage the Fund. No change in the Fund's portfolio managers or portfolio management teams is anticipated to occur as a result of the Proposed Acquisition. Appendix C lists the current executive officers and directors of AIA.

        M&T is the nation's 26th largest bank holding company, with total assets of over $34 billion as of September 30, 2002. Its principal banking subsidiary, M&T Bank, is one of the nation's strongest and most highly regarded regional banks with over 470 branches throughout New York, Pennsylvania, Maryland and West Virginia. M&T Asset Management, a department of M&T Bank, is the investment adviser to the VISION Group of Funds. As of September 30, 2002, M&T Bank had $8.3 billion in assets under management.

        It is anticipated that the Proposed Acquisition would benefit AIA and the Fund in a number of ways, including the following: (a) the affiliation with

M&T would expand the Fund's opportunities for asset growth and related benefits;
(b) the combined resources of M&T and Allfirst would improve their ability to compete in the evolving and competitive financial services industry; and (c) AIA's access to greater resources would provide for continued innovation and improved services.

        In approving the New Advisory Agreement, the Board of Trustees took into account that there are no material differences between the provisions of the Current and the New Advisory Agreements. The Board of Trustees also noted that neither the Portfolios nor their shareholders will pay any of the costs and expenses incurred by the Portfolios associated with the Proposed Acquisition. Further, the Board of Trustees considered that M&T does not intend to make any material changes to AIA's human or other resources that would aversely impact AIA's ability to provide the same quality of advisory services it has provided in the past. Following consummation of the Proposed Acquisition, M&T intends to carefully study the investment performance of each of the Portfolios, as well as the combined resources of M&T and Allfirst, in order to determine what steps, if any, may be taken to ensure strong investment performance of the Portfolios into the future. It is anticipated that as a result of such study, M&T may recommend, among other things, various actions such as reorganizations or mergers involving certain Portfolios, as well as changes in or adjustments to the investment personnel assigned to manage certain Portfolios. Any proposals involving reorganizations or mergers of Portfolios would be presented to the Board of Trustees for its approval. Moreover, implementation of certain of these proposals also may require shareholder approval.

        At a meeting of the Board of Trustees held on December 13, 2002, the Board of Trustees, including all of the trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"), unanimously concluded that the New Advisory Agreement is in the best interests of the Fund and its shareholders, and approved, and voted to recommend to the shareholders of each Portfolio that they approve, the New Advisory Agreement.

THE CURRENT AND NEW ADVISORY AGREEMENTS

        Except for differences in the effective and renewal dates, the Current and New Advisory Agreements are the same in all material respects. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A.

        Pursuant to both agreements, AIA serves as investment adviser to the Fund and is responsible for providing a continuous investment program for the Portfolios, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Portfolios, and the selection of brokers and dealers through which securities transactions for the Portfolios are executed. AIA performs its responsibilities subject to the supervision of, and policies established by, the Board of Trustees.

        Under both agreements, AIA bears all expenses incurred by it in performing its duties as investment adviser. The Fund bears all expenses, not specifically assumed by AIA, incurred in the conduct of its operations, including, without limitation, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to, and expenses incurred on behalf of the Fund by, AIA; (c) expenses of organizing the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of liability of or claim for damages or other relief asserted against the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those members of the Board of Trustees who are not interested persons of the Fund and expenses relating to the use of consulting services by the Fund provided that the use of such services is approved by the Fund's Board of Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates; (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders as well as shareholder reports and proxy material; (m) costs of mailing prospectuses, statements of additional information  and  supplements  thereto  to  existing  shareholders  as  well  as shareholder reports and proxy material; (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (o) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (p) costs of mailing and tabulating proxies and costs of shareholders' and trustees' meetings; and (q) the cost of investment company literature and other publications provided by the Fund to its trustees and officers. All expenses are allocated among the Portfolios in accordance with the Fund's Agreement and Declaration of Trust and the provisions of the 1940 Act.

        Both agreements provide that AIA is entitled to receive a fee, payable monthly, at an annual rate based on the average daily net assets of each Portfolio. The fee for each Portfolio under the New Advisory Agreement is the same as under the Current Advisory Agreement as set forth in the table below. The table also sets forth the individual fee paid (or reimbursed) on behalf of each Portfolio for the fiscal year ended April 30, 2002. During that period, the aggregate fee paid by the Fund to AIA for services on behalf of the Portfolios was approximately $21,737,798.


                                                FEE UNDER           FEE PAID
                                               CURRENT AND        (FISCAL YEAR
                                               NEW ADVISORY           ENDED
            PORTFOLIO                           AGREEMENTS       APRIL 30, 2002)

   U.S. Treasury Money Market                      0.25%            $   849,123
   U.S. Government Money Market                    0.25%              2,476,521
   Money Market                                    0.25%              2,020,158
   Pennsylvania Tax-Free Money Market              0.25%                 40,251
   Tax-Free Money Market                           0.25%                132,772
   Short-Term Treasury                             0.35%                145,451
   Short-Term Bond                                 0.75%                511,637
   Maryland Tax-Free                               0.65%                587,164
   Pennsylvania Tax-Free                           0.65%              1,065,255
   Intermediate Fixed Income                       0.60%                663,713
   U.S. Government Bond                            0.75%                787,851
   Income                                          0.60%              1,790,724
   Balanced                                        0.65%              1,866,103
   Equity Income                                   0.70%                488,291
   Value Equity                                    1.00%              2,474,537
   Equity Index                                    0.20%                 50,455

   Blue Chip Equity                                0.70%              1,789,908
   Capital Growth                                  0.70%              1,376,454
   Mid-Cap Equity                                  0.80%                709,490
   Small-Cap Equity                                0.80%              1,175,776
   International Equity                            1.00%                234,290
   Emerging Markets Equity                         1.00%               (34,090)
   U.S. Government Cash Management                 0.15%                570,811
   U.S. Treasury Cash Management                   0.15%                  (439)
   Prime Cash Management                           0.15%               (22,127)
   Tax-Free Cash Management                        0.15%                 12,341
   Social Issues Intermediate Fixed Income         0.60%                  1,397
   Social Issues Blue Chip Equity                  0.70%                (2,512)
   Social Issues Capital Growth                    0.70%               (11,959)
   Social Issues Small-Cap Equity                  0.80%               (11,543)

        Each agreement provides that AIA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any of its Portfolios in connection with the matters to which the contract relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund, except a loss resulting from the willful misfeasance, bad faith or gross negligence of AIA in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

        Both agreements are renewable annually with respect to a Portfolio (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and (b) by all of the members of the Board of Trustees or by vote of the holders of "a majority of the outstanding voting securities" of a Portfolio (as defined in the 1940 Act).

        Both agreements terminate automatically if assigned (as defined in the 1940 Act) and may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice.

CONSIDERATION BY THE BOARD OF TRUSTEES

        The Board of  Trustees  determined  that the  terms of the New  Advisory
Agreement are fair and reasonable and that approval of the New Advisory Agreement on behalf of each Portfolio is in the best interests of the Portfolio and its shareholders. At a series of meetings held from September through December 2002, the Fund's Board of Trustees met and conferred with representatives of AIA, Allfirst, Allfirst Trust, M&T and M&T Bank. The representatives discussed with the Board of Trustees the anticipated effects of the Proposed Acquisition on the advisory, sub-advisory and related relationships with the Portfolios. These representatives provided information to the Board of Trustees concerning: (a) the specific terms of the Proposed Acquisition; (b) the anticipated advisory and sub-advisory relationships with the Portfolios; and (c) the proposed plans for ongoing management, distribution and operation of the Portfolios. Throughout this period, the Independent Trustees and their counsel requested and received additional information from M&T, and held telephone conferences regarding the Proposed Acquisition and its potential impact on the Portfolios and their shareholders.

        In evaluating the New Advisory Agreement, the Board of Trustees obtained substantial information regarding: (a) the management, financial position and business of M&T and its affiliates' business and operations; (b) the performance of the investment companies advised by M&T; (c) the impact of the Proposed Acquisition on the Portfolios and their shareholders; and (d) the current plans of M&T and its affiliates with respect to AIA and the Portfolios. The Board of Trustees also received information regarding M&T's plans for retaining personnel currently employed by AIA who currently provide services to the Portfolios.

        The Board of Trustees evaluated the above-referenced information and considered, among other things, the following: (a) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for the dates of execution and termination; (b) the financial strength and resources of M&T and its commitment to asset management growth; (c) the favorable history, reputation, qualifications and background of AIA and M&T, as well as the qualifications of each company's personnel; (d) the expectation that the investment objectives, policies and management strategies of the Portfolios after the Proposed Acquisition will not materially change; (e) the expectation that substantially the same investment teams and management personnel will manage the Portfolios on a day-to-day basis; (f) the expectation that the investment expertise available to the Portfolios will be enhanced by the combined M&T and AIA management team; (g) the fact that shareholders of the Portfolios will have access to a more diversified mutual fund product line through the anticipated exchange privilege with the investment companies managed by M&T Bank; (h) the enhanced distribution potential for the Portfolios through M&T's sales network; (i) statements from M&T as to its intention and belief that it does not intend to make any material changes to AIA's financial, human and other resources that would adversely impact AIA's ability to provide the same level and quality of advisory services that it has provided in the past; (j) the statement of M&T as to its intention and belief that the Proposed Acquisition would have no material adverse effect on the advisory services provided to the Fund by AIA; and (k) the commitment of AIB to pay the expenses of the Fund in connection with the Proposed Acquisition so that shareholders of the Fund's Portfolios would not have to bear such expenses.

SECTION 15(f) OF THE 1940 ACT

        M & T has agreed to use its best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change of control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change of control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of an investment company's board of trustees must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. M&T and Allfirst have advised the Board that they are aware of no circumstances arising from the Proposed Acquisition that might result in an "unfair burden" being imposed on the Fund. At least 75% of the Fund's Board of Trustees currently consists of persons who are not "interested persons" for purposes of Section 15(f). M&T has agreed to use its best efforts to assure that at least 75% of the Fund's Board of Trustees consists of such persons for the three-year period following the consummation of the Proposed Acquisition.

RECOMMENDATION OF THE BOARD OF TRUSTEES

        The Board of Trustees, including the Independent Trustees, considered the proposal at meetings held on November 1, 2002 and December 13, 2002. The Board of Trustees, including the Independent Trustees, unanimously concluded that the terms of the New Advisory Agreement for the Fund are reasonable, fair and in the best interests of each Portfolio of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with AIA, and M&T's assurances that there were no planned changes in the level or quality of the advisory services provided to the Fund. The Board, by a vote cast at the December 13, 2002 meeting, unanimously approved, and voted to recommend to the shareholders of each Portfolio that they approve, the New Advisory Agreement.

REQUIRED VOTE

        As provided under the 1940 Act, approval of the New Advisory Agreement with respect to a Portfolio will require the affirmative vote of a majority of the outstanding voting securities of the Portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Portfolio means the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting if the owners of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Portfolio.

        If the shareholders of a Portfolio approve the New Advisory Agreement, it will become effective upon termination of the Current Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Acquisition. If the Proposed Acquisition is not consummated, the Current Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

        If shareholders of a Portfolio do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board of Trustees will consider what further action to take consistent with its fiduciary duties to the Fund.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 1
                             ______________________

      PROPOSAL 2.   PROPOSAL 2 APPLIES TO THE INTERNATIONAL EQUITY PORTFOLIO.
      -----------
                    APPROVAL OF A NEW INVESTMENT  SUB-ADVISORY  AGREEMENT  AMONG
                    AIA, AIB INVESTMENT MANAGERS LIMITED ("AIBIM") AND THE FUND.
                    THE NEW  INVESTMENT  SUB-ADVISORY  AGREEMENT  PROVIDES  THAT
                    AIBIM  WILL  PROVIDE  SUB-ADVISORY  SERVICES  TO THE  FUND'S
                    INTERNATIONAL EQUITY PORTFOLIO ON THE SAME TERMS AND FOR THE
                    SAME COMPENSATION UNDER WHICH IT CURRENTLY OPERATES.

BACKGROUND

        AIBIM serves as the sub-adviser to the International Equity Portfolio pursuant to a sub-advisory agreement dated June 30, 2000 (the "Current
Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was approved by shareholders on August 8, 2000.

        Prior to September 1, 2002, AIB Govett, Inc. ("AIB Govett") served as the International Equity Portfolio's sub-adviser. AIBIM and AIB Govett are direct wholly-owned subsidiaries of AIB Asset Management Holdings Limited ("AIBAMH") and indirect majority-owned subsidiaries of AIB. Due to an internal reorganization of AIBAMH effective September 1, 2002, AIB Govett transferred to AIBIM its duties and responsibilities under the Current Sub-Advisory Agreement with respect to the International Equity Portfolio. The transfer did not cause an "assignment," as defined in the 1940 Act, of the Current Sub-Advisory Agreement, because there was no change of actual control or management of the sub-adviser to the International Equity Portfolio. The internal reorganization and transfer of contractual responsibility for sub-advisory services for the International Equity Portfolio to AIBIM did not change the portfolio manager, the persons providing investment research and analysis for the Portfolio or the persons with oversight of the portfolio management process. Appendix C lists the current executive officers and directors of AIBIM.

        As discussed in Proposal 1, AIA will undergo a change of control upon consummation of the Proposed Acquisition by M&T. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The Current Sub-Advisory Agreement contains a provision requiring its automatic termination in the event the Current Advisory Agreement between AIA and the Fund terminates for any reason. As a result, the Board of Trustees believes that it is prudent and in the best interest of the International Equity Portfolio to obtain shareholder approval of a new investment sub-advisory agreement among AIA, AIBIM and the Fund with respect to the International Equity Portfolio (the "New AIBIM Sub-Advisory Agreement"). THE NEW AIBIM SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

THE CURRENT AND NEW AIBIM SUB-ADVISORY AGREEMENTS

        Except for differences in the effective and renewal dates, the Current Sub-Advisory Agreement and New AIBIM Sub-Advisory Agreement are the same in all material respects. A form of the New AIBIM Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B.

        Pursuant to both agreements, AIBIM manages the International Equity Portfolio and is responsible for placing all orders for the purchase and sale of portfolio securities, subject to the supervision of the Board of Trustees and AIA. As compensation, under both agreements, AIBIM is paid a monthly sub-advisory fee by AIA (not by the Fund) at an annual rate equal to 0.50% of the International Equity Portfolio's average daily net assets.

        Both agreements provide that AIBIM will not be liable for any error of judgment or mistake of law or for any losses suffered by the International Equity Portfolio or AIA in connection with the matters to which both agreements relate including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security, except that AIBIM may be held liable to the extent that such losses resulted from AIBIM's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by AIBIM of its duties.

        Both agreements are renewable annually (a) by the vote of a majority of those members of the Board of Trustees who are not "interested persons" of the Fund, AIA or AIBIM (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and (b) by the vote of a majority of the Fund's Board of Trustees or, by the vote of the holders of "a majority of the outstanding voting securities," (as defined in the 1940 Act), of the International Equity Portfolio.

        Both agreements may be terminated at any time, without penalty, on 60 days' written notice. Both agreements terminate automatically upon termination of the investment advisory agreement between AIA and the Fund and also terminate automatically and immediately in the event of their assignment (as defined in the 1940 Act).

CONSIDERATION BY THE BOARD OF TRUSTEES

        The Board of Trustees determined that the terms of the New AIBIM Sub-Advisory Agreement are fair and reasonable and that approval of the New AIBIM Sub-Advisory Agreement on behalf of the International Equity Portfolio is in the best interests of the International Equity Portfolio and its shareholders. At a series of meetings held from September through December 2002, the Fund's Board of Trustees met and conferred with representatives of AIA, Allfirst, Allfirst Trust, M&T and M&T Bank. The representatives discussed with the Board of Trustees the anticipated effects of the Proposed Acquisition on the advisory, sub-advisory and related relationships with the Fund. The representatives provided information to the Board of Trustees concerning: (a) the specific terms of the Proposed Acquisition; (b) the anticipated advisory and sub-advisory relationships with the Fund; and (c) the proposed plans for ongoing management, distribution and operation of the Fund. Throughout this period, the Board of Trustees and its counsel requested and received additional information from M&T, and held telephone conferences regarding the Proposed Acquisition and its potential impact on the Fund and its shareholders.

        In evaluating the New AIBIM Sub-Advisory Agreement, the Board of Trustees obtained substantial information regarding: (a) the management, financial position and business of M&T and the business and operations of its affiliates; (b) the performance of the investment companies advised by M&T; (c) the impact of the Proposed Acquisition on the International Equity Portfolio and its shareholders; and (d) the current plans of M&T and its affiliates with respect to AIA and the International Equity Portfolio. The Board of Trustees also received information regarding M&T's plans for retaining personnel currently employed by AIA who currently provide services to the International Equity Portfolio. In addition, the Board of Trustees received information regarding AIBIM.

        In connection with their deliberations, the Board of Trustees evaluated the above-referenced information and considered, among other things, the following: (a) that the terms of the New AIBIM Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and termination; (b) the investment performance of AIBIM (and, prior to September 2002, AIB Govett); (c) the favorable history, reputation, qualifications and background of AIBIM, as well as the qualifications of its personnel; (d) the statement of M&T as to its intention and belief that the Proposed Acquisition would have no material adverse effect on the sub-advisory services provided to the International Equity Portfolio by AIBIM; (e) the expectation that the investment objectives, policies and management strategies of the International Equity Portfolio after the Proposed Acquisition will not materially change; (f) the expectation that substantially the same investment team and management personnel will manage the International Equity Portfolio on a day-to-day basis; and (g) the commitment of AIB to pay the expenses of the International Equity Portfolio in connection with the Proposed Acquisition so that shareholders of the International Equity Portfolio would not have to bear such expenses.

RECOMMENDATION OF THE BOARD OF TRUSTEES

        The Board of Trustees, including the Independent Trustees, considered the proposal at meetings held on November 1, 2002 and December 13, 2002. The Board of Trustees, including the Independent Trustees, unanimously concluded that the terms of the New AIBIM Sub-Advisory Agreement are reasonable, fair and in the best interests of the International Equity Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with AIA and AIBIM, and M&T's assurances that there were no planned changes in the level or quality of the advisory or sub-advisory services provided to the International Equity Portfolio. The Board, by a vote cast at the December 13, 2002 meeting, unanimously approved, and voted to recommend to the shareholders of the International Equity Portfolio that they approve, the New AIBIM Sub-Advisory Agreement.

REQUIRED VOTE

        As provided under the 1940 Act, approval of the New AIBIM Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the International Equity Portfolio. In accordance with the 1940 Act and as used in this Proposal 2, a "majority of the outstanding voting securities" of the International Equity Portfolio means the lesser of (a) 67% or more of the shares of the International Equity Portfolio present at the Special Meeting if the owners of more than 50% of the outstanding shares of the International Equity Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the International Equity Portfolio.

        If the shareholders of the International Equity Portfolio approve the New AIBIM Sub-Advisory Agreement, it will become effective upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Acquisition. If the Proposed Acquisition is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

        If shareholders do not approve the New AIBIM Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board of Trustees will consider what further action to take consistent with its fiduciary duties to the International Equity Portfolio.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2

                             ______________________

      PROPOSAL 3.   PROPOSAL 3 APPLIES TO THE EMERGING MARKETS EQUITY PORTFOLIO.
      -----------
                    APPROVAL OF A NEW INVESTMENT  SUB-ADVISORY  AGREEMENT  AMONG
                    AIA, GOVETT INVESTMENT MANAGEMENT LIMITED ("GOVETT") AND THE
                    FUND. THE NEW  INVESTMENT  SUB-ADVISORY  AGREEMENT  PROVIDES
                    THAT GOVETT WILL PROVIDE SUB-ADVISORY SERVICES TO THE FUND'S
                    EMERGING  MARKETS EQUITY PORTFOLIO ON THE SAME TERMS AND FOR
                    THE SAME COMPENSATION UNDER WHICH IT CURRENTLY OPERATES.

BACKGROUND

        Govett serves as the sub-adviser to the Emerging Markets Equity Portfolio pursuant to a sub-advisory agreement dated June 30, 2000 (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was approved by the initial shareholders of the Emerging Markets Equity Portfolio prior to commencement of operations of that Portfolio.

        Prior to September 1, 2002, AIB Govett served as the Emerging Markets Equity Portfolio's sub-adviser. Govett and AIB Govett are direct wholly-owned subsidiaries of AIBAMH and indirect majority-owned subsidiaries of AIB. Due to an internal reorganization of AIBAMH effective September 1, 2002, AIB Govett transferred to Govett its duties and responsibilities under the Current Sub-Advisory Agreement with respect to the Emerging Markets Equity Portfolio. The transfer did not cause an "assignment" (as defined in the 1940 Act) of the Current Sub-Advisory Agreement, because there was no change of actual control or management of the sub-adviser to the Emerging Markets Equity Portfolio. The internal reorganization and transfer of contractual responsibility for sub-advisory services for the Emerging Markets Equity Portfolio to Govett did not change the portfolio manager, the persons providing research and analysis for the Emerging Markets Equity Portfolio or the persons with oversight of the portfolio management process. Appendix C lists the current executive officers and directors of Govett.

        As discussed in Proposal 1, AIA will undergo a change of control upon consummation of the Proposed Acquisition by M&T. Under the 1940 Act, a change of control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The Current Sub-Advisory Agreement contains a provision requiring its automatic termination in the event the Current Advisory Agreement between AIA and the Fund terminates for any reason. As a result, the Board of Trustees believes that it is prudent and in the best interest of the Emerging Markets Equity Portfolio to obtain shareholder approval of a new investment sub-advisory agreement among AIA, Govett and the Fund with respect to the Emerging Markets Equity Portfolio (the "New Govett Sub-Advisory Agreement"). THE NEW GOVETT SUB-ADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

THE CURRENT AND NEW GOVETT SUB-ADVISORY AGREEMENTS

        Except for differences in the effective and renewal dates, the Current Sub-Advisory Agreement and New Govett Sub-Advisory Agreement are the same in all material respects. A form of the New Govett Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C.

        Pursuant to both agreements, Govett manages the Emerging Markets Equity Portfolio and is responsible for placing all orders for the purchase and sale of portfolio securities, subject to the supervision of the Board of Trustees and AIA. As compensation, under both agreements, Govett is paid a monthly sub-advisory fee by AIA (not by the Fund) at an annual rate equal to 0.50% of the Emerging Markets Equity Portfolio's average daily net assets.

        Both agreements provide that Govett will not be liable for any error of judgment or mistake of law or for any losses suffered by the Emerging Markets Equity Portfolio or AIA in connection with the matters to which both agreements relate including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security, except that Govett may be held liable to the extent that such losses resulted from Govett's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Govett of its duties.

        Both agreements are renewable annually (a) by the vote of a majority of those members of the Board of Trustees who are not "interested persons" of the Fund, AIA, or Govett as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval; and (b) by the vote of a majority of the Fund's Board of Trustees, or by the vote of the holders of "a majority of the outstanding voting securities," as defined in the 1940 Act, of the Emerging Markets Equity Portfolio.

        Both agreements may be terminated at any time, without penalty, on 60 days' written notice. Both agreements terminate automatically upon termination of the investment advisory agreement between AIA and the Fund and also terminate automatically and immediately in the event of their assignment (as defined in the 1940 Act).

CONSIDERATION BY THE BOARD OF TRUSTEES

        The Board of Trustees determined that the terms of the New Govett Sub-Advisory Agreement are fair and reasonable and that approval of the New Govett Sub-Advisory Agreement on behalf of the Emerging Markets Equity Portfolio is in the best interests of the Emerging Markets Equity Portfolio and its shareholders. At a series of meetings held from September through December 2002, the Fund's Board of Trustees met and conferred with representatives of AIA, Allfirst, Allfirst Trust, M&T and M&T Bank. The representatives discussed with the Board of Trustees the anticipated effects of the Proposed Acquisition on the advisory, sub-advisory and related relationships with the Fund. These representatives provided information to the Board of Trustees concerning: (a) the specific terms of the Proposed Acquisition; (b) the anticipated advisory and sub-advisory relationships with the Fund; and (c) the proposed plans for ongoing management, distribution and operation of the Fund. Throughout this period, the Board of Trustees and its counsel requested and received additional information from M&T, and held telephone conferences regarding the Proposed Acquisition and its potential impact on the Fund and its shareholders.

        In evaluating the New Govett Sub-Advisory Agreement, the Board of Trustees obtained substantial information regarding: (a) the management, financial position and business of M&T and the business and operations of its affiliates; (b) the performance of the investment companies advised by M&T; (c) the impact of the Proposed Acquisition on the Emerging Markets Equity Portfolio and its shareholders; and (d) the current plans of M&T and its affiliates with respect to AIA and the Emerging Markets Equity Portfolio. The Board of Trustees also received information regarding M&T's plans for retaining personnel currently employed by AIA who currently provide services to the Emerging Markets Equity Portfolio. In addition, the Board of Trustees received information regarding Govett.

        In connection with their deliberations, the Board of Trustees evaluated the above-referenced information and considered, among other things, the following: (a) that the terms of the New Govett Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and termination; (b) the investment performance of Govett (and, prior to September 2002, AIB Govett); (c) the favorable history, reputation, qualifications and background of Govett, as well as the qualifications of its personnel; (d) the statement of M&T as to its intention and belief that the Proposed Acquisition would have no material adverse effect on the sub-advisory services provided to the Emerging Markets Equity Portfolio by Govett; (e) the expectation that the investment objectives, policies and management strategies of the Emerging Markets Equity Portfolio after the Proposed Acquisition will not materially change; (f) the expectation that substantially the same investment team and management personnel will manage the Emerging Markets Equity Portfolio on a day-to-day basis; and (g) the commitment of AIB to pay the expenses of the Emerging Markets Equity Portfolio in connection with the Proposed Acquisition so that shareholders of the Emerging Markets Equity Portfolio would not have to bear such expenses.

RECOMMENDATION OF THE BOARD OF TRUSTEES

        The Board of Trustees, including the Independent Trustees, considered the proposal at meetings held on November 1, 2002 and December 13, 2002. The Board of Trustees, including the Independent Trustees, unanimously concluded that the terms of the New Govett Sub-Advisory Agreement are reasonable, fair and in the best interests of the Emerging Markets Equity Portfolio and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees based this decision on its evaluation of the information presented and other information made available to them, its experience with AIA and Govett, and M&T's assurances that there were no planned changes in the advisory or sub-advisory services provided to the Emerging Markets Equity Portfolio. The Board, by a vote cast at the December 13, 2002 meeting, unanimously approved and voted to recommend to the shareholders of the Emerging Markets Equity Portfolio that they approve the New Govett Sub-Advisory Agreement.

REQUIRED VOTE

        As provided under the 1940 Act, approval of the New Govett Sub-Advisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Emerging Markets Equity Portfolio. In accordance with the 1940 Act and as used in this Proposal 3, a "majority of the outstanding voting securities" of the Emerging Markets Equity Portfolio means the lesser of
(a) 67% or more of the shares of the Emerging Markets Equity Portfolio present at the Special Meeting if the owners of more than 50% of the outstanding shares of the Emerging Markets Equity Portfolio are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Emerging Markets Equity Portfolio.

        If the shareholders of the Emerging Markets Equity Portfolio approve the New Govett Sub-Advisory Agreement, it will become effective upon termination of the Current Sub-Advisory Agreement in accordance with its terms, which would occur upon consummation of the Proposed Acquisition. If the Proposed Acquisition is not consummated, the Current Sub-Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms.

        If shareholders do not approve the New Govett Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board of Trustees will consider what further action to take consistent with its fiduciary duties to the Emerging Markets Equity Portfolio.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3

                             ______________________

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

        The investment adviser of the Fund is Allied Investment Advisors, Inc. ("AIA"), located at 100 E. Pratt Street, 17th Floor, Baltimore, Maryland 21202. AIA provides (or supervises the sub-advisers who provide) the Portfolios with day-to-day management services and makes investment decisions on behalf of the Portfolios in accordance with each Portfolio's investment policies.

SUB-ADVISERS

        AIB Investment Managers Limited, located at Percy Place, Dublin 4 Ireland, serves as the sub-adviser to the Fund's International Equity Portfolio. Govett Investment Management Limited, located at Shackleton House, 4 Battle Bridge Lane, London, SEI 2H, serves as the sub-adviser to the Fund's Emerging Markets Equity Portfolio. The sub-advisers furnish an investment program in respect of, and make investment decisions for, all assets of the Portfolios that they sub-advise and place all orders for the purchase and sale of securities on behalf of those Portfolios.

DISTRIBUTION, ADMINISTRATIVE, TRANSFER AGENCY AND CUSTODY SERVICES

        ARK Funds Distributors, LLC, located at Two Portland Square, Portland, Maine 04101, serves as the distributor of the Fund's shares.

        Allfirst Trust, N.A. ("Allfirst Trust"), an affiliate of AIA, located at 25 South Charles Street, Baltimore, Maryland 21201, is currently responsible for providing the following services to the Portfolios. It is anticipated that Allfirst Trust will continue to be responsible for providing the services after approval of the New Advisory Agreement, the New AIBIM Sub-Advisory Agreement and the New Govett Sub-Advisory Agreement.

        Allfirst Trust serves as the Fund's administrator. Forum Administrative Services, LLC, located at Two Portland Square, Portland, Maine 04101, also provides administrative services to the Fund pursuant to a sub-administration agreement with Allfirst Trust.

        Allfirst   Trust   serves  as  the   Fund's   transfer   agent  and  has
sub-contracted transfer agency services to Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, Massachusetts 02171.

        Allfirst Trust also serves as the Fund's custodian.

        Appendix D provides information regarding the fees paid by the Fund to Allfirst Trust for the fiscal year ended April 30, 2002.

                                  OTHER MATTERS

        No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Special

Meeting, the persons named as proxies in the enclosed Form of Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SOLICITATION OF PROXIES

        D.F. King & Co., Inc. or another professional proxy solicitation firm may be retained to assist in the solicitation of proxies for certain Portfolios. You may receive a telephone call from this firm concerning this proxy solicitation. The proxy solicitation firm will be paid a fee for its services and will be paid for its expenses incurred; the amount of the fee and expenses will depend on the nature and extent of the services provided in connection with the solicitation. The anticipated cost of using a proxy solicitation firm is $3,000.

                              SHAREHOLDER PROPOSALS

        A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

        The Fund is not required to hold annual meetings of shareholders if the election of Board of Trustees members is not required under the 1940 Act. It is the present intention of the Board of Trustees not to hold annual meetings of shareholders unless such shareholder action is required.

                               SHAREHOLDER REPORTS

        The Fund's most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by calling toll-free 1-800-ARK-FUND (1-800-275-3863) or by writing to the Fund at ARK Funds, P.O. Box 8525, Boston, MA 02266-8525.



        Dated:  December 23, 2002

                                                                      APPENDIX A
                                                                      ----------


                                      SHARES OF BENEFICIAL INTEREST
                                        (As of December 13, 2002)

                                                                           Institutional      Institutional
                                                                           -------------      -------------
            Portfolio                Class A         Class B     Class C        Class            Class II
            ---------                -------         -------     -------        -----            --------
U.S. Treasury Money Market        21,758,806.750                            271,255,860.260  173,286,003.840
U.S. Government Money Market      73,341,768.890                          1,214,226,657.150  295,940,546.790
Money Market                     221,071,604.560    198,509.210           1,014,036,106.360  369,076,325.900
Pennsylvania Tax-Free Money
 Market                                                                      16,929,322.590    2,469,857.800
Tax-Free Money Market             40,865,011.280                             81,737,812.700   41,286,291.030
Short-Term Treasury                  945,302.845                              4,493,211.562
Short-Term Bond                                                               6,567,543.429
Maryland Tax-Free                  2,333,605.360    158,377.067               9,647,758.791
Pennsylvania Tax-Free                219,714.594     29,551.619              15,506,901.641
Intermediate Fixed Income                                                    12,288,305.493
U.S. Government Bond                 437,539.835                              9,737,937.933
Income                             1,194,251.706    183,658.737              24,412,648.188
Balanced                           2,741,553.063  1,004,217.281              15,542,235.937
Equity Income                        533,156.953                              7,239,422.638
Value Equity                         535,165.441    120,867.019              24,250,719.719
Equity Index                         591,618.629                             11,646,535.840
Blue Chip Equity                   2,969,384.140    747,210.071              12,628,685.016
Capital Growth                     2,090,361.255    821,480.429               9,317,594.071
Mid-Cap Equity                       479,218.697                              6,936,888.309
Small-Cap Equity                   4,288,495.310    123,631.534  256.196      5,084,059.388
International Equity                 806,640.227                              2,572,622.555
Emerging Markets Equity              685,819.450

          Portfolio              Corporate Class    Corporate II Class    Corporate III Class
          ---------              ---------------    ------------------    -------------------
U.S. Government Cash Management                       978,973,240.240         8,737,374.760
U.S. Treasury Cash Management                          39,626,014.770           808,850.990
Prime Cash Management              2,045,177.340       49,502,122.920         4,738,260.060
Tax-Free Cash Management                                                     16,661,949.830

                    Portfolio                            Institutional
                    ---------                            -------------
                                                             Class
                                                             -----
          Social Issues Intermediate Fixed Income         303,795.261
          Social Issues Blue Chip Equity                  105,991.831
          Social Issues Capital Growth                     25,369.477
          Social Issues Small-Cap Equity                   14,767.314

                                                                      APPENDIX B
                                                                      ----------

                         5% SHAREHOLDERS OF A PORTFOLIO
                            (As of December 9, 2002)

                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------
BALANCED
--------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan    8,0479,954.130      63.87%
                       Allfirst Bank
                       Attention: Linda Thomas 109-810
                       110 S. Paca Street
                       Baltimore, MD  21201

                       U of MD Med Pen                     2,960,449.290      23.49%
                       Michelle-Wiles, Dir
                       Compensation-U of MD
                       29 S Greene Street - Room
                       Baltimore, MD  21201

                       Smithco Profit Sharing                885,913.510       7.03%
                       L. B. Smith, Inc.
                       Attn: Robert Sherwood
                       2001 State Road
                       Camp Hill, PA  17011

-------------------------------------------------------------------------------------
BLUE CHIP EQUITY
-------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan     1,406,513.740      11.45%
                       Allfirst Bank
                       Attention: Linda Thomas 109-810
                       110 S. Paca Street
                       Baltimore, MD  21201

-------------------------------------------------------------------------------------
CAPITAL GROWTH
-------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan       950,765.430      17.78%
                       Allfirst Bank
                       Attention: Linda Thomas 109-810
                       110 S. Paca Street
                       Baltimore, MD  21201

-------------------------------------------------------------------------------------
EQUITY INDEX
-------------------------------------------------------------------------------------
                       S&G Pollack Trust                   1,050,640.110      14.27%
                       Mrs. S Wilson Pollack
                       333 N 26th Street
                       Camp Hill, PA  17011



                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------
                       Md Med Comp Ins - Equity              889,038.940      12.08%
                       MD Medicine Comp Ins Program
                       Attn:  Jane C McConnell
                       11 South Paca St Suite 200
                       Baltimore, MD  21201

                       Pollack Foundation                    639,129.940       8.68%
                       Mrs. S Wilson Pollack
                       333 N 26th Street
                       Camp Hill, PA  17011

                       Lane Enterprises, Inc. 401K           498,375.760       6.77%
                       Lane Enterprises Inc.
                       Attn:  Daniel N Gallagher
                       3905 Hartzdale Dr - Suite 514
                       Camp Hill, PA  17011

                       Wolf Organization - Pen - York Bank   471,698.110       6.41%
                       Wolf Supply Co
                       Attn:  Thomas-Wolf, President
                       20 W Market St
                       York, PA  17401-1203

                       Pollock, Doug T/A                     440,376.800       5.98%
                       Douglas W Pollock
                       1358 Pieffers Lane
                       Oberlin, PA  17113

                       AMP Inc Supp Ben Tr                   421,781.470       5.73%
                       AMP Inc
                       Attn:  Lisa Durborow
                       PO Box 3608 MS 161-04
                       Harrisburg, PA  17105-3608

-------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------
                       Health Alliance of Pennsylvania       117,764.200       5.61%
                       Hospital Association of PA
                       Attn:  Michael A. Suchanick, CPA
                       P O Box 8600
                       Harrisburg, PA  17105-8600

                       Kline Foundation                      117,955.750       5.62%
                       J W & Bessie H. Kline Foundation
                       515 S 29th Street
                       Harrisburg, PA  17104

                                        2



                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------
MARYLAND TAX FREE
-------------------------------------------------------------------------------------

                       Charles R Fulton Revocable Trust      524,636.940        5.4%
                       Charles R. Fulton
                       P O Box 67
                       Snow Hill, MD  21863-0067

-------------------------------------------------------------------------------------
MID CAP
-------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan       984,560.680      14.52%
                       See above

-------------------------------------------------------------------------------------
PENNSYLVANIA TAX FREE
-------------------------------------------------------------------------------------
                       S & G Pollack Trust                 1,450,317.880       9.35%
                       Grace M Pollock
                       333 N 26th Street
                       Camp Hill, PA  17011

-------------------------------------------------------------------------------------
SHORT TERM BOND
-------------------------------------------------------------------------------------
                       York Container Profit Sharing         454,242.970       7.98%
                       William Ludwig
                       York Container Co
                       PO Box 3008
                       York, PA  17402-0008

-------------------------------------------------------------------------------------
SMALL-CAP EQUITY
-------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan       960,529.890      29.80%
                       See above

-------------------------------------------------------------------------------------
US GOVERNMENT BOND
-------------------------------------------------------------------------------------
                       Tyco Electronics Foundation           708,380.060       7.48%
                       The AMP Foundation
                       Attn:  Jacqueline Heisse
                       P O Box 3608 MS 140-41
                       Harrisburg, PA  17105-3608

-------------------------------------------------------------------------------------
VALUE EQUITY
-------------------------------------------------------------------------------------
                       Pinnacle Health System              1,540,710.560       7.48%
                       Attn:  Fredrick G. Fetters, CFO
                       PO Box 8700
                       Harrisburg, PA  17105-8700

-------------------------------------------------------------------------------------
SOCIAL ISSUES SMALL CAP
-------------------------------------------------------------------------------------
                       Michael Odlum IRA                       6,646.980      42.27%
                       Michael G. Odlum
                       100 E. Pratt Street, 17th Floor
                       Baltimore, MD 21202

                                       3

                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       Marion Diehl Trust/St. Paul UM          2,173.170      13.82%
                       Church
                       St. Paul United Methodist Church
                       c/o Jack Kane
                       750 Norland Avenue
                       Chambersburg, PA  17201

                       St Paul/Methodist Agency                2,056.450      13.08%
                       same as above - Marion Diehl
                       Trust

                       Neighborhood Center                       917.780       5.84%
                       Dale Laninga, President
                       Neighborhood Center Endowment Fund
                       2435 North Third Street
                       Harrisburg, PA  17110

                       Shelby T. White - Lindsay T/A             812.350       5.17%
                       Lindsay Caldwell Bridges
                       17 Russell Street
                       Asheville, NC  28806

-------------------------------------------------------------------------------------
SOCIAL ISSUES CAP GROWTH
-------------------------------------------------------------------------------------
                       Michael Odlum IRA                       8,568.140      32.50%
                       See above

                       Marion Diehl Trust                      6,237.190      23.66%
                       See above

                       St Paul/Methodist Agency                3,835.170      14.55%
                       same as above - Marion Diehl
                       Trust

                       Neighborhood Center                     6,718.970      25.49%
                       See above

-------------------------------------------------------------------------------------
SOCIAL ISSUES BLUE CHIP
-------------------------------------------------------------------------------------
                       Marion Diehl Trust                     11,174.190      10.44%
                       See above

                       St Paul/Methodist Agency                9,176.450       8.58%
                       same as above - Marion Diehl
                       Trust

                       Neighborhood Center                     7,186.850       6.72%
                       See above

                       Convent of the Sisters of Mercy        67,567.410      63.16%
                       Convent of the Sisters of Mercy


                                       4

                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       Attn: Sister Dorothy Flynn, RSM
                       273 Willoughby Ave
                       Brooklyn, NY  11205-1418

                       Shelby T. White - Lindsay T/A           6,576.880       6.15%
                       Lindsay Caldwell Bridges
                       17 Russell Street
                       Asheville, NC  28806

-------------------------------------------------------------------------------------
SOCIAL ISSUES INTERMEDIATE
-------------------------------------------------------------------------------------
                       Lindsay Caldwell Bridges Rev Tr        18,482.490       6.06%
                       Lindsay Caldwell Bridges
                       17 Russell Street
                       Asheville, NC  28806

                       Marion Diehl Trust                     26,048.300       8.55%
                       See above

                       Convent of the Sisters of Mercy        40,778.650      13.38%
                       See above

                       Missionary Sisters of Our Lady        131,656.230      43.20%
                       Apostle
                       See above

                       Rockhurst High School                  72,322.890      23.73%
                       Rockhurst High School
                       Attn: Dana Brack, CFO
                       9301 Stateline Road
                       Kansas City, MO  64114

-------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO RETAIL CLASS
-------------------------------------------------------------------------------------
                       Chesnut/Blakehurst Waitlist           876,060.000      25.08%
                       Phase I
                       Blakehurst
                       Attn:  Roland De Vasher
                       1055 West Joppa Rd.
                       Towson, MD  21204

                       Chesnut/Blakehurst Capital            941,339.220      26.95%
                       Replacement
                       Blakehurst
                       Attn:  Roland De Vasher
                       1055 West Joppa Rd.
                       Towson, MD  21204

                       Augsburg Lutheran Village             942,387.200      26.98%
                       Augsburg Lutheran Village, Inc.
                       Attn:  Pamela E. Spencer
                       6825 Campfield Road

                                       5


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       Baltimore, MD  21207-4657

                       Chesnut/Blakehurst Adm Fee            360,503.900       6.43%
                       Phase 1
                       Blakehurst
                       Attn:  Roland De Vasher
                       1055 West Joppa Rd.
                       Towson, MD  21204

                       MIDFA Genvec 1999                     224,411.190       6.43%
                       Mr. Jeffrey W. Church
                       Genvec, Inc.
                       65 W. Watkins Mill Road
                       Gaithersburg, MD  20878

-------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------
                       Cap Bond Proc Series 02 A&B DC    158,697,533.000      17.13%
                       Gov
                       Joseph Heyward, Jr.
                       Suite 360
                       441 4th Street, N.W.
                       Washington, DC  20001-2700

                       Emergency Reserve Fd DC Gov        69,172,073.100       7.47%
                       Joseph Heyward, Jr.
                       Suite 360
                       441 4th Street NW
                       Washington, DC  20001-2700

                       Montgomery Co Board of Ed          61,589,529.750       6.65%
                       Active Emp
                       Girlingwes
                       G. Wesley-Girling, Director
                       INS/Ret
                       Montgomery County Public
                       Schools
                       850 Hungerford Drive
                       Rockville, MD  20850-1747

-------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO II
-------------------------------------------------------------------------------------
                       Piper Marbury Rudnick & Wolfe IC   54,100,954.910      14.23%
                       c/o Karen R. Pasko
                       6225 Smith Ave
                       Baltimore, MD  21209-3600

                       NYC Deferred Comp GIC              44,888,489.780      11.81%
                       New York City Deferred Comp
                       Plan
                       Attn: Joan Barrow, Chief
                       Accountant
                       40 Rector Street - 3rd Floor
                       New York, NY  10212-0331

                                       6


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       Anne Arundel Medical Center        25,549,661.660       6.72%
                       Anne Arundel Medical Center
                       Attn: Sandra L Huffer, CPA
                       64 Franklin Street
                       Annapolis, MD  21401-2777

                       World Wildlife Fund                21,309,642.940       5.61%
                       Jewish Commty Fdn of Metrowest
                       Attention: Howard Rabner
                       901 Route 10
                       Whippany, NJ  07981-1156

-------------------------------------------------------------------------------------
PRIME CASH MANAGEMENT CORPORATE CASH I
-------------------------------------------------------------------------------------
                       Allfirst Financial Pension Plan     3,316,153.290      87.38%
                       See above

                       Wellspan 2002 Project Fund            478,928.450      12.62%
                       Richard A. Harley
                       Gettysburg Hospital
                       147 Gettys St
                       Gettysburg, PA  17325

-------------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND
-------------------------------------------------------------------------------------
                       M L Clark                           5,798,894.070       7.11%
                       Jeffrey M. Clark
                       1 N Minster Drive
                       White Plains, NY  10604

-------------------------------------------------------------------------------------
TAX FREE MONEY MARKET FUND II
-------------------------------------------------------------------------------------
                       Merchants Investments LLC           7,881,154.660      19.50%
                       Merchants Terminal Corporation
                       Mr. Harry D. Halpert
                       501 North Kresson Street
                       Baltimore, MD  21224

                       Gaye G. Haynes Revocable Trust      4,887,169.470      12.09%
                       Gaye G. Haynes Revocable Trust
                       G Haynes W Haynes J Beaty
                       Co-ttees
                       327 Ponte Vedra Blvd
                       Ponte Vedra, FL  32082-1813

                       William S Abell Marital Trust       2,766,416.690       6.84%
                       William S. Abell Marital Trust
                       W S Abell & A F Abell
                       Co-Trustees
                       8401 Connecticut Ave  Suite 1100
                       Chevy Chase, MD  20815-5803

-------------------------------------------------------------------------------------

                                       7


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------
US GOVERNMENT MONEY MARKET
-------------------------------------------------------------------------------------
                       Allfirst Bank Film              1,129,680,000.000       9.39%
                       Gale Schaeffer
                       First Bank Center M/C
                       499 Mitchell Street
                       Millsboro, DE  19966

-------------------------------------------------------------------------------------
US GOVERNMENT MONEY MARKET II
-------------------------------------------------------------------------------------
                       MWAA 2002 Series A                 46,922,741.300         16%
                       Attn: Nancy Edwards
                       1 Aviation Circle
                       Washington, DC  20001-6000

                       NLC Mutual InsCo - Neuberger       14,467,994.880       4.93%
                       NLC Mutual Insurance Company
                       Mr Michael McCord, Controller
                       1301 Pennsylvania Ave NW
                       Suite 550
                       Washington, DC  20004-1701

                       Balt Life Ins Co Alliance          57,568,346.110      19.63%
                       The Baltimore Life Companies
                       Attn:  Ora Pindrik
                       10075 Red Run Blvd.
                       Owings Mills, MD  21117-4871

-------------------------------------------------------------------------------------
US GOVERNMENT CASH MANAGEMENT CORPORATE CASH II
-------------------------------------------------------------------------------------
                       MHEFA PL 1985 Loan Repayment       47,976,797.890       5.50%
                       MD. H. & H. Ed. Fac. Auth.
                       Attn: Barbara Nichols
                       401 E Pratt Street, Suite 1224
                       Baltimore, MD  21202

-------------------------------------------------------------------------------------
US GOVERNMENT CASH MANAGEMENT CORPORATE CASH III
-------------------------------------------------------------------------------------
                       AA Co NBP Project 2000 Project      3,427,199.670      39.79%
                       Fund
                       Anne Arundel County
                       Attn: Mr. Jim Lawrence
                       P O Box 2700 MS 1309
                       Annapolis, MD  21404

                       PH Glatfelter Escrow                2,009,959.320      23.34%
                       P.H. Glatfelter Company
                       Attention:  John R. Anke
                       96 South George St., Suite
                       York, PA  17401-1434

                                       8


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       AA Co NBP Project 2000 Reserve      1,408,587.530      16.35%
                       Fund
                       Anne Arundel County
                       Attn:  Mr. Jim Lawrence
                       P O Box 2700 MIS 1309
                       Annapolis, MD  21404

                       HAPGCO SF 2000A General Fund          840,923.090       9.76%
                       Housing Authority of PG County
                       Attn: Valencia Scott, Suite 210B
                       9400 Peppercorn Place
                       Largo, MD  20774

-------------------------------------------------------------------------------------
US GOVERNMENT MONEY MARKET PORTFOLIO RETAIL
-------------------------------------------------------------------------------------
                       York County Solid Waste            12,068,061.840      16.13%
                       York Co Solid Waste & Refuse
                       Auth
                       Attn:  William A. Ehrman
                       2700 Black Bridge Road
                       York, PA  17402-7901

                       MCC Balt Parking 97B Const Fund     6,184,799.700       8.26%
                        City of Baltimore
                       Bureau of Treasury Management
                       100 Guilford Ave
                       Baltimore, MD  21202-3421

                       Fred Co Urbana Monocacy             4,942,098.750       6.60%
                       Infrastruct
                       Frederick County, MD
                       Attn:  Ms. Patricia Barney
                       12 E Church St, Winchester Hall
                       Frederick, MD  21701

                       York Co Solid Waste 97 Oper &       4,862,017.610       6.50%
                       Maint
                       same as above

                       BG&E Unit 2 Fixed Income Stw        4,022,241.260       5.37%
                       Baltimore Gas & Electric
                       PO Box 1475
                       Baltimore, MD  21203-1475

                       STW Fixed Income Management
                       Attn:  Cherie Cooper, Suite 100
                       200 East Carrillo Street
                       Santa Barbara, CA  93101


-------------------------------------------------------------------------------------

                                       9


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------
US TREASURY CASH MANAGEMENT CORPORATE CASH II
-------------------------------------------------------------------------------------

                       St. Mary's County 02 Facility      10,319,071.740      27.94%
                       Fund
                       St. Mary's Hospital
                       Paul Barber, CFO
                       25500 Point Lookout Road
                       Leonardtown, MD  20650

                       HOC Housing Relacement Reserve      5,927,404.150      16.04%
                       Fund
                       HOC of Montgomery County,
                       Maryland
                       Attn:  Cash Manager-Claire Kim
                       10400 Detrick Avenue
                       Kensington, MD  20895-2484

                       IDB Oak Ridge 2002 Series Con       7,796,461.630      21.11%
                       Industrial Development Board
                       of City of Oak Ridge, Tennessee
                       200 S Tulane
                       Oak Ridge, TN  37830

                       Bethesda Place Tenant/Lease         2,250,000.000       6.09%
                       Escrow
                       Bethesda Place Limited
                       Partnership
                       Attn: Arnold Polinger
                       5530 Wisconsin Avenue Ste 1000
                       Chevy Chase, MD  20815-4330

-------------------------------------------------------------------------------------
US TREASURY MONEY MARKET PORTFOLIO RETAIL
-------------------------------------------------------------------------------------
                       Cianbro - SHA Escrow                1,026,547.680      17.37%
                       Cianbro Corporation
                       Hunnewell Square
                       Pittsfield, Maine  04967

                       Medco Univ Vill 2001 Revenue          831,631.080      14.07%
                       Fund
                       Collegiate Housing Foundation
                       Attn:  Lee Covey
                       3613 Stein St
                       Mobile, AL  36608

                       Balto Co Maryvale 1998 Pledged        548,860.490        9.3%
                       Maryvale Preparatory School
                       Attn:  Sister Shawn Marie Maguire
                       11300 Falls Road
                       Brooklandville, Maryland  21022

                       Medco Univ Courtyard 1999 Revenue     452,818.550       7.66%
                       Collegiate Housing Foundation
                       Attn:  Lee Covey
                       3613 Stein St

                                       10


                       NAME AND ADDRESS OF                                  PERCENT OF
                       -------------------                                  ----------
      PORTFOLIO            SHAREHOLDER                   NUMBER OF SHARES    PORTFOLIO
      ---------            -----------                   ----------------    ---------
--------------------------------------------------------------------------------------

                       Mobile, AL  36608

                       Medco Univ Courtyard 1999             387,170.430       6.55%
                       Revenue
                       Collegiate Housing Foundation
                       Attn:  Lee Covey
                       3613 Stein St
                       Mobile, AL  36608

                       Medco Univ Courtyard 1999             425,948,760       7.21%
                       Interest
                       Collegiate Housing Foundation
                       Attn:  Lee Covey
                       3613 Stein St
                       Mobile, AL  36608

-------------------------------------------------------------------------------------
US TREASURY MONEY MARKET FUND II
-------------------------------------------------------------------------------------
                       Calvert Co Govt General            24,614,526.900      13.98%
                       Operating a/c
                       Terry Shannon
                       Dept. of Admin & Finance
                       175 Main Street, Courthouse
                       Prince Frederick, MD  20678

                       Kaiser Foundation Hospital         11,274,477.380       6.40%
                       Kaiser Foundation Hospitals
                       Attn:  William M. Hansen, DOF
                       One Kaiser Plaza 26th Floor
                       Oakland, CA  94612

                       Calvert Co Govt - 2002 Bond        11,712,695.990       6.65%
                       Issue
                       Terry Shannon
                       Dept. of Admin & Finance
                       175 Main Street, Courthouse
                       Prince Frederick, MD  20678

                       Kaiser Foundation Hospital         11,274,477.380       6.40%
                       Kaiser Foundation Hospitals
                       Attn:  William M. Hansen, DOF
                       One Kaiser Plaza 26th Floor
                       Oakland, CA  94612

                                                                      APPENDIX C
                                                                      ----------

                     EXECUTIVE OFFICERS AND DIRECTORS OF AIA

      Name and Position(s) with AIA*               Principal Occupation(s)
      ------------------------------               -----------------------

Rick A. Gold**                               Executive Vice President - Asset
Chief Executive Officer and                  Management Allfirst Financial, Inc.
Director

Timothy J. Hynes III                         Senior Vice President - Asset
Assistant Secretary and Director             Management Allfirst Financial, Inc.

Kathy A. Jackson                             President
Director                                     Allfirst Trust

Michael G. Odlum                             President and Director
President and Director                       Allied Investment Advisors, Inc.

Jerome A. Ratliffe                           Corporate Secretary
Secretary                                    Allfirst Financial, Inc.

Mark A. Mullican                             President
Director                                     Allfirst Brokerage Corporation

Robert T. Sweet                              Managing Director and Principal
Managing Director and Principal              Allied Investment Advisors, Inc.

John E. Leo                                  Chief Investment Officer
Chief Investment Officer                     Allied Investment Advisors, Inc.

Jessica Wait Jennings                        Managing Director and Principal
Managing Director and Principal              Allied Investment Advisors, Inc.

Brett A. Hoffacker                           Managing Director and Principal
Managing Director and Principal              Allied Investment Advisors, Inc.

James M. Hannan                              Managing Director and Principal
Managing Director and Principal              Allied Investment Advisors, Inc.

* Rick A. Gold, AIA's principal executive officer, also is the President and a Trustee of the Fund.

** The address of each executive officer and director of AIA is 100 E. Pratt Street, 17th Floor, Baltimore, Maryland 21202.

                    EXECUTIVE OFFICERS AND DIRECTORS OF AIBIM

 Name, Position(s) with AIBIM
 and Address                                  Principal Occupation
 ------------------------------               --------------------

Martina Dolan                           Group Compliance Officer
Director                                AIB Asset Management Holdings Limited
Shackleton House
4 Battle Bridge Lane
London SEI 2HR, England

Noel McEvoy                             Chief Executive
Director                                AIB Asset Management Holdings Limited
Shackleton House
4 Battle Bridge Lane
London SE1 2HR, England

Patrick K. Cunneen                      General Manager
Director                                AIB Capital Markets
AIB International Centre
IFSC
Dublin 1, Ireland

John J. Costello                        Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

James C. Doyle                          Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Kieran P. Corcoran                      Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Eileen M. Fitzpatrick                   Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Niall P. Markey                         Director and Secretary
Director and Secretary                  AIB Investment Managers Limited

AIB Investment House
Percy Place
Dublin 4, Ireland

Louis M. McGuigan                       Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Paul A. Brophy                          Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Lore Hayes                              Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Frank O'Riordan                         Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

Noel Minogue                            Director
Director                                AIB Investment Managers Limited
AIB Investment House
Percy Place
Dublin 4, Ireland

                   EXECUTIVE OFFICERS AND DIRECTORS OF GOVETT

Name and Position(s) with Govett*               Principal Occupation(s)
---------------------------------               -----------------------
Peter Kysel                                  Director
Director                                     Portfolio Management
Portfolio Management                         Govett Investment Management Limited

John W. Murray                               Managing Director of Investments
Managing Director of Investments             Chief Investment Officer, Portfolio Management
Chief Investment Officer, Portfolio          Govett Investment Management Limited
Management

Noel McEvoy                                  Chief Executive
Chairman and Chief Executive Officer         AIB Asset Management Holdings Limited
Strategic Director, Business Manager

Thomas C. Dangerfield                        Director
Director                                     Portfolio Management
Portfolio Management                         Govett Investment Management Limited

Colm E. Doherty                              Director
Director                                     Portfolio Management
Portfolio Management                         Govett Investment Management Limited

John A. MacLean                              Director
Director                                     Portfolio Management
Portfolio Management                         Govett Investment Management Limited

Martina Dolan                                Group Compliance Officer
Chief Compliance Officer                     AIB Asset Management Holdings Limited

Paul Downing                                 Managing Director of Operations
Managing Director of Operations              Operations Management
Operations Management                        Govett Investment Management Limited

Charles E. Lillis                            Managing Director Funds
Managing Director Funds                      Marketing Sales
Marketing Sales                              Govett Investment Management Limited

* The address of each executive officer and director of Govett is 4 Battle Bridge Lane, Shackleton House, London SEI 2HR, England.

                                                                      APPENDIX D

                         ADMINISTRATIVE, TRANSFER AGENCY
                                AND CUSTODY FEES
                                PAID BY THE FUND

Allfirst Trust serves as the Fund's administrator, transfer agent and custodian.

Pursuant to an administration agreement entered into with the Fund, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.085% of the annual average daily net assets of the Portfolios and any out-of-pocket and related expenses. Under a separate agreement, Allfirst Trust has sub-contracted administrative services to Forum Administrative Services, LLC. Under this agreement, Allfirst Trust pays to Forum Administrative Services, LLC the fees it receives from the Fund, except that it retains a fee of 0.0275% of the annual average daily net assets of the Portfolios. Prior to January 1, 2002, Allfirst Trust served as sub-administrator of the Fund for a fee of 0.0275% of the annual average daily net assets of the Portfolios. The table below shows the administrative fees paid by each Portfolio of the Fund and retained by Allfirst Trust during the fiscal year ended April 30, 2002.

Pursuant to an agreement entered into with the Fund, Allfirst Trust is entitled to receive from the Fund an annual fee of up to $16 per Portfolio account and activity-based fees ranging from $.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Under a separate agreement, Allfirst Trust has sub-contracted transfer agency services to Boston Financial Data Services, Inc. Under this agreement, Allfirst Trust pays to Boston Financial Data Services, Inc. all of the transfer agency fees and expense reimbursements that it receives from the Fund.

Allfirst Trust receives a custody fee from the Fund at the annual rate of 0.015% of the average daily net assets of the Portfolios. Allfirst Trust also charges the Portfolios transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities held by the Portfolios are held by foreign banks participating in a network coordinated by Deutsche Bank Trust Company Americas, which serves as sub-custodian for the portfolio holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities. The table below shows the custody fees paid to Allfirst Trust by each Portfolio of the Fund during the fiscal year ended April 30, 2002.

                ADMINISTRATIVE AND CUSTODY FEES PAID BY THE FUND

               Portfolio                   Administrative Fees Paid*     Custody Fees Paid
               ---------                   -------------------------  ----------------------
                                            (for fiscal year ended    (for fiscal year ended
                                            ----------------------    ----------------------
                                                April 30, 2002)           April 30, 2002)
                                                ---------------           ---------------
U.S. Treasury Money Market                        $  428,922                  $ 19,731
U.S. Government Money Market                       1,655,307                   261,407
Money Market                                       1,677,356                   254,515
Tax-Free Money Market                                159,618                    31,398
Pennsylvania Tax-Free Money Market                    37,719                     6,678
Short-Term Treasury                                   46,726                     9,123
Short-Term Bond                                       77,643                    17,898
Maryland Tax-Free                                    125,128                    15,722
Pennsylvania Tax-Free                                171,580                    25,255
Intermediate Fixed Income                            137,851                    24,664
U.S. Government Bond                                 127,316                    10,872
Income                                               302,902                    63,991
Balanced                                             354,006                    55,448
Equity Income                                         82,294                    15,030
Value Equity                                         307,032                    43,704
Equity Index                                          80,230                    29,135
Blue Chip Equity                                     311,466                    46,843
Capital Growth                                       226,951                    25,247
Mid-Cap Equity                                       103,363                    25,277
Small-Cap Equity                                     158,381                    55,596
International Equity                                  37,301                    94,901
Emerging Markets Equity                                6,778                   106,570
U.S. Treasury Cash Management                         14,314                     4,993
U.S. Government Cash Management                      351,606                    77,393
Prime Cash Management                                 26,150                    42,202
Tax-Free Cash Management                              14,066                   (1,618)
Social Issues Intermediate Fixed Income                2,606                        92
Social Issues Blue Chip Equity                         1,537                       227
Social Issues Capital Growth                              73                        12
Social Issues Small-Cap Equity                            94                        17

* This column reflects the administrative fees paid by each Portfolio of the Fund to, and retained by, Allfirst Trust.

                                                                       EXHIBIT A
                                                                       ---------

                          INVESTMENT ADVISORY AGREEMENT

        AGREEMENT made as of this __ day of __________, 2003, by and between ARK Funds, a Massachusetts business trust (the "Fund'), and Allied Investment Advisors, Inc., a Maryland corporation (the "Adviser").

        WHEREAS, the Fund is registered as an open-end, management series investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

        WHEREAS, the Fund currently offers __________ series of units of beneficial interest ("Shares"), each series representing interests in a separate investment portfolio, and may offer other series of Shares from time to time
(all such series of Shares hereinafter collectively referred to as the "Portfolios"); and

        WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund and to the Portfolios, subject to and in accordance with the requirements of the Investment Company Act; and

        WHEREAS, the Adviser is willing to render such services under the terms of this Agreement:

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

        1. APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund and its Portfolios for the period and on such terms as are set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. DUTIES AS INVESTMENT ADVISER. Subject to the supervision of the Fund's Board of Trustees ("Board"), the Adviser will be responsible for providing a continuous investment program for the Fund's Portfolios, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold or held in the Portfolios and the selection of brokers and dealers through which securities transactions for the respective Portfolios will be executed. In carrying out its responsibilities under this Agreement, the Adviser will at all times act in accordance with the investment objectives, policies and restrictions of each Portfolio as stated in the Fund's registration statement as it may be amended from time to time ("Registration Statement") as well as all applicable rules and regulations of the Securities and Exchange Commission.

        The Adviser further agrees that it will:

        (a) promptly advise the Fund's custodian and accounting services agent of each purchase and sale, as the case may be, made on behalf of each of the Portfolios of any security or other investment specifying in each case: the name and quantity of the investment purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information as may be reasonably requested by the custodian and accounting services agent, all in such manner as may from time to time be reasonably requested by them;

        (b) provide, in a timely manner, such information as may be reasonably requested by the Fund or its authorized agent in connection with the computation of the net asset value and the net income of each Portfolio in accordance with the procedures prescribed in the Registration Statement or as more frequently requested by the Board; provided, however, that the Adviser shall not be responsible for any such computation or for the calculation of the net asset value per share of any of the Fund's Portfolios; and

        (c) Zender regular reports to the Board concerning the Adviser's performance of its responsibilities under this Agreement and such other periodic and special reports as the Board may request; in particular, the Adviser agrees that it will attend meetings of the Board or validly constituted committees thereof.

        3. BROKERAGE TRANSACTIONS. In placing orders with brokers and dealers, the Adviser shall obtain the most favorable execution of such orders. However, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with research, analysis, advice and similar services, and the Adviser may cause the Fund to pay to those brokers or dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers or dealers, provided that the Adviser determines in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Fund and any other accounts with respect to which the Adviser exercises investment discretion. In no instance will securities be purchased from or sold to the Adviser or any affiliated person of the Adviser except in accordance with the Investment Company Act.

        4. DELEGATION. The Adviser may delegate any of its duties as described in, or derived from, the duties set forth in paragraph 2 of this Agreement, provided that any such delegation may be made only pursuant to written agreements which satisfy the requirements of the Investment Company Act and shall have been approved by the Fund's Board, and by the shareholders of each Portfolio to which such agreement applies, in accordance with the provisions of the Investment Company Act.

        5. SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

        6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Adviser hereby agrees that all records which it maintains for the Fund and/or the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request by the Fund. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records required to be maintained by Rule 31a-1 under the Investment Company Act.

        7. EXPENSES OF THE FUND. All expenses shall be allocated among the Portfolios in accordance with the Fund's Declaration of Trust and the provisions of the Investment Company Act. During the term of this Agreement, the Fund will bear all expenses, not specifically assumed by the Adviser, incurred in the conduct of its operations, including, without limitation, responsibility for the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolios and any losses incurred in connection therewith; (b) fees payable to, and expenses incurred on behalf of the Fund by, the Adviser; (c) expenses of organizing the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Fund's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel at any time retained for those members of the Board who are not interested persons of the Fund and expenses relating to the use of consulting services by the Fund provided that the use of such services is approved by the Fund's trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates; (l) expenses of setting in type and printing prospectuses and supplements thereto for existing shareholders, reports, shareholder reports, and proxy materials; (m) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders as well as shareholder reports and proxy materials; (n) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (o) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (p) costs of mailing and tabulating proxies and costs of shareholders and trustees meetings; and (q) the cost of investment company literature and other publications provided by the Fund to its trustees and officers.

        The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Agreement, the Fund may reduce the fee payable to the Adviser pursuant to this Agreement by such amount. To the extent that such deductions exceed the fee payable to the Adviser for any monthly payment period, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

        8. EXPENSES OF ADVISER. The Adviser will bear all expenses incurred by it in performing its duties as investment adviser under this Agreement. The Adviser may, but is not required to, voluntarily assume any portion or all of the expenses that the Fund is required to pay under paragraph 7 hereof. In addition, if the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which shares are registered or qualified for sale to the public, the Adviser will reimburse the Fund for any excess up to the amount of the fee payable to it during that fiscal year pursuant to this Agreement.

        9. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser a fee in accordance with the compensation schedule appended to this Agreement.

        10. LIMITATION OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any of its Portfolios in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of any Portfolio of the Fund, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

        11. DURATION AND TERMINATION. This Agreement shall become effective upon the date first above written and, unless sooner terminated as provided herein, shall continue in effect automatically for successive periods of twelve months each, so long as such continuance is specifically approved with respect to each Portfolio at least annually by (a) the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) all of the members of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund.

        Notwithstanding the foregoing, this Agreement may be terminated with respect to any Portfolio or the Fund at any time, without the payment of any penalty by the Fund, upon the vote of the Board or the vote of a majority of the outstanding voting securities of the Fund and on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the Investment Company Act.

        In the event that this Agreement shall not be approved in the manner provided herein or shall have been terminated with respect to any Portfolio, the Adviser and the Fund shall continue to be bound by the terms of this Agreement with respect to any other Portfolio provided that this Agreement shall have been approved in the manner contemplated herein with respect to such Portfolio.

        12. AMENDMENT OF THIS AGREEMENT. No material provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of any material term of this Agreement shall be effective until approved by the Board and by the holders of a majority of the Fund's outstanding voting securities.

        13. NAME OF THE FUND. The Fund may use the name "ARK Fund" or any name derived from or using the word "ARK" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name similar thereto.

        14. MISCELLANEOUS. The Adviser acknowledges that the Fund is a Massachusetts business trust, and that the Fund is required by its Declaration of Trust to limit its liability in all agreements to the assets of the Fund. Consequently, the Adviser agrees that any claims by it against the Fund may be satisfied only from the assets of the Fund, and no shareholders, trustees or officers of the Fund may be held personally liable or responsible for any obligations arising out of this Agreement.

        The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Maryland law.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.


Attest:                                         ARK FUNDS

                                                By:
--------------------------                         ----------------------------



Attest:                                         ALLIED INVESTMENT ADVISORS, INC.


                                                By:
--------------------------                         -----------------------------

                                  FEE SCHEDULE

        For the services provided, and the expenses assumed, by the Adviser to the Fund under the terms of the Agreement, the Fund shall pay to the Adviser a monthly fee at the following annual rates:

                                                                  Percentage of
                                                                 Average Daily
                        ARK Funds Portfolio                        Net Assets
                        -------------------                        ----------

U.S. Treasury Money Market Portfolio                                 0.25%
U.S. Government Money Market Portfolio                               0.25%
Money Market Portfolio                                               0.25%
Pennsylvania Tax-Free Money Market Portfolio                         0.25%
Tax-Free Money Market Portfolio                                      0.25%
Short-Term Treasury Portfolio                                        0.35%
Short-Term Bond Portfolio                                            0.75%
Maryland Tax-Free Portfolio                                          0.65%
Pennsylvania Tax-Free Portfolio                                      0.65%
Intermediate Fixed Income Portfolio                                  0.60%
U.S. Government Bond Portfolio                                       0.75%
Income Portfolio                                                     0.60%
Balanced Portfolio (formerly Growth and Income Portfolio)            0.65%
Equity Income Portfolio                                              0.70%
Value Equity Portfolio                                               1.00%
Equity Index Portfolio                                               0.20%
Blue Chip Equity Portfolio                                           0.70%
Capital Growth Portfolio                                             0.70%
Mid-Cap Equity Portfolio                                             0.80%
Small-Cap Equity Portfolio (formerly Special Equity Portfolio)       0.80%
International Equity Portfolio                                       1.00%
Emerging Markets Equity Portfolio                                    1.00%
Prime Cash Management Portfolio                                      0.15%
U.S. Government Cash Management Portfolio                            0.15%
U.S. Treasury Cash Management Portfolio                              0.15%
Tax-Free Cash Management Portfolio                                   0.15%
Social Issues Intermediate Fixed Income Portfolio                    0.60%
Social Issues Blue Chip Portfolio                                    0.70%
Social Issues Capital Growth Portfolio                               0.70%
Social Issues Small-Cap Equity Portfolio                             0.80%

                                                                       EXHIBIT B



                       INVESTMENT SUB-ADVISORY AGREEMENT

          AGREEMENT executed as of __________, ___, 2003, by and between Allied Investment Advisors, Inc., a Maryland corporation (the "Adviser"), AIB Investment Managers Limited, a corporation organized under the laws of the Republic of Ireland (the "Sub-Adviser"), and ARK Funds, a Massachusetts business trust (the "Trust").

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and offers for public sale distinct series of shares of beneficial interest (each a "Portfolio"); and

          WHEREAS, the Adviser is the investment adviser for each of the Portfolios of the Trust; and

          WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for each Portfolio listed in Schedule A (each a "Fund" and collectively, the "Funds");

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

               (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 19, 1993, and all amendments and supplements thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

               (b)  The Trust's By-Laws and all amendments thereto;

               (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

               (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), (File No. 33-53690) and under the 1940 Act (File No. 811-7310), as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

               (e) The Trust's most recent prospectus and statement of additional information for the Funds (such prospectus and statement of additional information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

               The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth in Section 8, below), and will monitor the investments of each of the Funds, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the respective Funds. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser shall also make itself available to the Board of Trustees at such times as the Board of Trustees shall reasonably request.

               The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

               (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

               (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

               (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research, analysis, advice and other services. In no instance will portfolio securities be purchased from or sold to any affiliated person of either the Trust, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act;

               (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each of the Funds, including, without limitation, review of the respective investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

               (e) will maintain books and records with respect to the Funds' securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request; and

               (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder.

          The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of each of the Funds.

          4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds, on behalf of the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

          6. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the

Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee as set forth on Schedule A attached to this Agreement.

          7. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to the other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature so long as its services under this Agreement are not impaired thereby.

          8. LIMITATION OF LIABILITY OF SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Adviser in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of the Funds, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. DURATION AND TERMINATION. As to each Fund, this Agreement will become effective as of the date set forth on Schedule A provided that it has been approved by vote of a majority of the outstanding voting securities of the respective Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date for such Fund in each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the vote of a majority of the Trust's Board of Trustees or, as to each Fund, by the vote of the holders of a majority of the outstanding voting securities of the Fund.

          Notwithstanding the foregoing, this Agreement may be terminated as to any or all Funds at any time, without the payment of any penalty, by the Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on sixty (60) days' written notice to the Sub-Adviser and by the Sub-Adviser on sixty (60) days' written notice to the Adviser and the Trust. This Agreement will terminate automatically upon termination of the investment advisory agreement between the Trust and the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meanings of such terms in the 1940 Act). Termination of this Agreement with respect to any Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

          10. AMENDMENT OF THIS AGREEMENT. No material provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          The names "ARK Funds" and "Trustees of ARK Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "ARK Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with a Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                    ALLIED INVESTMENT ADVISORS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    AIB INVESTMENT MANAGERS LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ARK FUNDS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   SCHEDULE A

        For the services provided and the expenses assumed by the Sub-Adviser under the terms of the Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee at the following annual rate:

                                         Percent of
                                         Average Daily    Effective
Fund                                     Net Assets       Date
----

ARK International Equity Portfolio        0.50%          ____________ ___, 2003

                                                                       EXHIBIT C
                                                                       ---------


                        INVESTMENT SUB-ADVISORY AGREEMENT

          AGREEMENT executed as of _______________ ____, 2003, by and between Allied Investment Advisors, Inc., a Maryland corporation (the "Adviser"), Govett Investment Management Limited, a corporation organized under the laws of the United Kingdom (the "Sub-Adviser"), and ARK Funds, a Massachusetts business trust (the "Trust").

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and offers for public sale distinct series of shares of beneficial interest (each a "Portfolio"); and

          WHEREAS, the Adviser is the investment adviser for each of the Portfolios of the Trust; and

          WHEREAS, the Adviser desires to retain the Sub-Adviser as its agent to furnish investment advisory services for each Portfolio listed in Schedule A (each a "Fund" and collectively, the "Funds");

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

               (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 19, 1993, and all amendments and supplements thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

               (b)  The Trust's By-Laws and all amendments thereto;

               (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

               (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), (File No. 33-53690) and under the 1940 Act (File No. 811-7310), as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

               (e) The Trust's most recent prospectus and statement of additional information for the Funds (such prospectus and statement of additional information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

               The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

          3. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth in Section 8, below), and will monitor the investments of each of the Funds, and will comply with the provisions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the respective Funds. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser shall also make itself available to the Board of Trustees at such times as the Board of Trustees shall reasonably request.

               The Sub-Adviser represents and warrants that it is in compliance with all applicable rules and regulations of the SEC pertaining to its investment advisory activities and agrees that it:

               (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

               (b) will conform with all applicable rules and regulations of the SEC pertaining to its investment advisory activities;

               (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research, analysis, advice and other services. In no instance will portfolio securities be purchased from or sold to any affiliated person of either the Trust, the Adviser, or the Sub-Adviser, except as may be permitted under the 1940 Act;

               (d) will report regularly to the Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Adviser and the Board of Trustees the management of each of the Funds, including, without limitation, review of the respective investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser;

               (e) will maintain books and records with respect to the Funds' securities transactions and will furnish the Adviser and the Trust's Board of Trustees such periodic and special reports as the Board of Trustees or the Adviser may request; and

               (f) will act upon instructions from the Adviser not inconsistent with the fiduciary duties hereunder.

          The Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of each of the Funds.

          4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds, on behalf of the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

          6. COMPENSATION. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the

Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee as set forth on Schedule A attached to this Agreement.

          7. SERVICES TO OTHERS. The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to the other investment companies. The Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the Fund and one or more other investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Sub-Adviser to be equitable to each company. The Adviser recognizes, and has advised the Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature so long as its services under this Agreement are not impaired thereby.

          8. LIMITATION OF LIABILITY OF SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Adviser in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption, or sale of any security on behalf of the Funds, except a loss resulting from the willful misfeasance, bad faith or gross negligence of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          9. DURATION AND TERMINATION. As to each Fund, this Agreement will become effective as of the date set forth on Schedule A provided that it has been approved by vote of a majority of the outstanding voting securities of the respective Fund in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, will continue in effect for successive periods of 12 months, each ending on the day preceding the anniversary of the Agreement's effective date for such Fund in each year, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Trust, the Sub-Adviser, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the vote of a majority of the Trust's Board of Trustees or, as to each Fund, by the vote of the holders of a majority of the outstanding voting securities of the Fund.

          Notwithstanding the foregoing, this Agreement may be terminated as to any or all Funds at any time, without the payment of any penalty, by the Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund on sixty (60) days' written notice to the Sub-Adviser and by the Sub-Adviser on sixty (60) days' written notice to the Adviser and the Trust. This Agreement will terminate automatically upon termination of the investment advisory agreement between the Trust and the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meanings of such terms in the 1940 Act). Termination of this Agreement with respect to any Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

          10. AMENDMENT OF THIS AGREEMENT. No material provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

          The names "ARK Funds" and "Trustees of ARK Funds" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "ARK Funds" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust. Persons dealing with a Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                    ALLIED INVESTMENT ADVISORS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    GOVETT INVESTMENT MANAGEMENT LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ARK FUNDS


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                   SCHEDULE A

          For the services provided and the expenses assumed by the Sub-Adviser under the terms of the Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee at the following annual rate:

                                          Percent of
                                          Average Daily     Effective
Fund                                      Net Assets        Date
----                                      ----------        ----

ARK Emerging Markets Equity Portfolio     0.50%             __________ ___, 2003

                                  VOTE TODAY BY
                   TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL.
                          CALL TOLL-FREE 1-800-690-6903
                     OR LOG ON TO WWW.PROXYWEB.COM ENTER THE
           14-DIGIT CONTROL NUMBER AND FOLLOW THE SIMPLE INSTRUCTIONS.


*** CONTROL NUMBER: 999 999 999 999 99 ***


                                                                       ARK FUNDS
     [NAME OF PORTFOLIO]                         SPECIAL MEETING OF SHAREHOLDERS
                                                                JANUARY 31, 2003


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ARK FUNDS (THE "FUND") AND RELATES TO THE PROPOSAL WITH RESPECT TO THE PORTFOLIO. The undersigned hereby appoints as proxies Thomas R. Rus, Michele L. Dalton and Cheryl O. Tumlin, each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Time on January 31 2003, at Allfirst Trust Company N.A., 25 South Charles Street, 16th Floor, Baltimore, Maryland 21201, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Portfolio with the Fund having discretionary power to vote upon such other business as may properly come before the Meeting.

                                                 Date ____________________, 2003

                                        PLEASE  DATE, SIGN  AND RETURN  PROMPTLY
                                        ----------------------------------------




                                        ----------------------------------------
                                             Signature(s) (if held jointly)
                                        Please  sign  within the box.  If shares
                                        are held jointly, each shareholder named
                                        should sign.  If only one signs,  his or
                                        her  signature  will be binding.  If the
                                        shareholder   is  a   corporation,   the
                                        President  or a  Vice  President  should
                                        sign in his or her own  name  indicating
                                        this.   If   the    Shareholder   is   a
                                        partnership, a partner should sign, in his or her own name, that he or she is a "Partner."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL PROPOSALS

                                                           FOR  AGAINST  ABSTAIN

1.   ALL PORTFOLIOS:
     Approval of a new  investment  advisory  agreement    [ ]     [ ]     [ ]
     between   AIA  and   the   Fund   ("New   Advisory
     Agreement"). The New Advisory Agreement provides that AIA will provide investment advisory services to the Fund on the same terms and for the same compensation under which it currently operates.

2.   INTERNATIONAL EQUITY PORTFOLIO ONLY:
     Approval   of  a   new   investment   sub-advisory    [ ]     [ ]     [ ]
     agreement  among  AIA,  AIB  Investment   Managers
     Limited and the Fund (the "New AIBIM  Sub-Advisory
     Agreement"). The New AIBIM Sub-Advisory Agreement provides that AIB Investment Managers Limited will provide sub-advisory services to the Portfolio on the same terms and for the same compensation under which it currently operates.

3.   EMERGING MARKETS EQUITY PORTFOLIO ONLY:
     Approval   of  a   new   investment   sub-advisory    [ ]     [ ]     [ ]
     agreement among AIA, Govett Investment  Management
     Limited and the Fund (the "New Govett Sub-Advisory
     Agreement"). The New Govett Sub-Advisory Agreement
     provides that Govett Investment Management Limited
     will   provide   sub-advisory   services   to  the
     Portfolio on the same terms and for the same compensation under which it currently operates.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL.